UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2026

Velos Acquisition I Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42171	98-1781141
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

200 Park Avenue, 58th Floor, New York, NY 10166

(Address of principal executive office) (Zip Code)

(Registrant’s telephone number, including area code): (212) 355-5515

M3-Brigade Acquisition V Corp.

1700 Broadway, 19th Floor, New York, NY 10019

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MBAVU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	MBAV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MBAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Trust Agreement Amendment

On July 17, 2026, Velos Acquisition I Corp., formerly M3-Brigade Acquisition V Corp., a Cayman Islands exempted company (the “Company”), held an Extraordinary General Meeting of shareholders (the “Meeting”).

At the Meeting, the holders of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), outstanding and entitled to vote and the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), approved a proposal, by way of an ordinary resolution, to enter into an amendment to the Investment Management Trust Agreement dated July 31, 2024 between Continental Stock Transfer & Trust Company, as Trustee, and the Company (the “Trust Agreement,” and such amendment to the Trust Agreement the, “Trust Agreement Amendment”) to allow the Company, following the effectiveness of the amendment to the Company’s amended and restated memorandum and articles of association (the “Articles”) to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s trust account established in connection with its initial public offering (the “Trust Account”) in an amount equal to $0.10 for each outstanding Class A Ordinary Share held by holders (“Public Shareholders”) of the Company’s Class A Ordinary Shares that were sold in the Company’s initial public offering (such shares, the “Public Shares”) and that is not redeemed and remains outstanding immediately following the effective date of the Trust Interest Withdrawal Amendment, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the amendment, to the extent such interest is accrued prior to the date of the amendment (the “Trust Interest Withdrawal Amendment”). The distribution of such interest by the Trustee shall occur as and when directed by the Company.

Approval of the Trust Agreement Amendment was contingent upon shareholder approval of the Trust Interest Withdrawal Amendment. At the Meeting, the Company’s shareholders approved proposals for both of the Trust Agreement Amendment and the Trust Interest Withdrawal Amendment and each became immediately effective following such approvals under the law of the Cayman Islands. See Item 5.07 – Submission of Matters to a Vote of Security Holders – Proposal 2 – The Trust Interest Withdrawal Proposal, in this Current Report on Form 8-K.

The description of the Trust Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Trust Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Issuance of Promissory Note

On July 21, 2026, the Company issued a promissory note (the “Note”) to MI7 Sponsor, LLC (the “Sponsor”), the Company’s sponsor, pursuant to which the Sponsor may lend to the Company up to an aggregate principal amount of $4,000,000. On July 21, 2026, the Company borrowed $3,500,000 under the Note. The proceeds of the Note will be used to pay off existing liabilities as of July 20, 2026, and for general working capital.

The Note bears no interest and is payable in full upon the consummation of the Company’s initial business combination (the “Maturity Date”). A failure to pay the principal on the Maturity Date shall be deemed an event of default, in which case the Note may be accelerated. If the Company does not consummate an initial business combination, the Note will be repaid solely to the extent the Company has funds available outside the Trust Account.

The description of the Note does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Note, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Issuance of Promissory Note,” is incorporated by reference into this Item 2.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Meeting, holders of the Company’s Ordinary Shares approved four proposals to amend the Articles. The amendments were effective upon shareholder approval at the Meeting.

Each of the amendments is described below in the descriptions of the proposals put forth to the Company’s shareholders at the Meeting (see Item 5.07 – Submission of Matters to a Vote of Security Holders, to this Current Report on Form 8-K) and such descriptions are incorporated herein by reference into this Item 5.03. Further, the descriptions of the amendments to the Company’s Articles approved by shareholders do not purport to be complete and are subject to, and qualified in their entirety, by reference to Amendment No. 1 to Amended and Restated Memorandum and Articles of Association of Velos Acquisition I Corp., a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 17, 2026, the Company held the Meeting at the office of Troutman Pepper Locke LLP, located at 875 Third Ave, 17th Floor, New York, New York 10022 and simultaneously via live audio webcast. As of the close of business on June 25, 2026, the record date for the Meeting, there were 28,750,000 Class A Ordinary Shares outstanding and entitled to vote and there were 7,187,500 Class B Ordinary Shares outstanding and entitled to vote. Each Ordinary Share is entitled to one vote per Ordinary Share. Ordinary Shares representing approximately 89.12% of the voting power of the shares of Ordinary Shares entitled to vote at the Meeting, were represented in person or by proxy at the Meeting, which constituted a quorum to conduct business. Approval of proposals 1 – 4 required the affirmative vote of at least two thirds of the votes cast by holders of the Ordinary Shares, being present in person (including virtually) or by proxy and entitled to vote. Proposal 5 required the affirmative vote of a majority of the votes cast by holders of the Ordinary Shares, being present in person (including virtually) or by proxy and entitled to vote. Under Cayman Islands law each of the proposals to amend the Company’s articles became effective upon approval by the Company’s shareholders.

A summary of the matters voted upon at the Meeting and the voting results for each such matter are presented below. The proposals related to each such matter are described in greater detail in the Definitive Proxy Statement filed by the Company with the Securities and Exchange Commission on June 29, 2026.

Proposal 1 – The Extension Proposal

A proposal to approve, by way of special resolution, an amendment to the Articles, to extend the date by which the Company must consummate an initial business combination by 12 months (the “Extension”), to August 2, 2027, or such earlier date as may be determined by the board of directors of the Company in its sole discretion (the “Extension Amendment” and such proposal, the “Extension Proposal”), and such other modifications to the Articles as may be necessary to give effect to the Extension Proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,014,267	3,012,685	0	0

Proposal 2 – The Trust Interest Withdrawal Proposal

A proposal to approve, by way of special resolution, an amendment to the Articles to permit the Company, following the effective date of the Trust Interest Withdrawal Amendment and redemption of Public Shares in connection with the approval of the Extension Amendment, to withdraw up to an aggregate amount of interest earned on the funds held in the Trust Account equal to $0.10 for each outstanding Class A Ordinary Share held by a Public Shareholder that is not redeemed and remains outstanding immediately following the effective date of the Trust Withdrawal Amendment, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the amendment to the Company’s Articles (such proposal the, “Trust Interest Withdrawal Proposal”), and such other modifications to the Articles as may be necessary to give effect to the Trust Interest Withdrawal Proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,362,114	3,664,838	0	0

Proposal 3 – The Name Change Proposal

A proposal to approve, by way of special resolution, (i) a change of name of the Company from M3-Brigade Acquisition V Corp. to Velos Acquisition I Corp., and (ii) an amendment to the Company’s Articles to effect the change of the Company’s legal name to Velos Acquisition I Corp. and to change the definition of the term “Sponsor” to mean MI7 Sponsor, LLC (the “Name Change Amendment” and such proposal, the “Name Change Proposal”), and such other modifications to the Articles as may be necessary to give effect to the Name Change Proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,146,657	2,880,295	0	0

Proposal 4 – The Fairness Opinion Proposal

A proposal to approve, by way of special resolution, an amendment to the Company’s Articles to remove the second sentence of Article 49.12 (fairness opinion requirement) from the Articles in its entirety (the “Fairness Opinion Amendment,” and such proposal, the “Fairness Opinion Proposal”), and such other modifications to the Articles as may be necessary to give effect to the Fairness Opinion Proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,440,173	3,586,779	0	0

Proposal 5 – The Trust Agreement Amendment Proposal

A proposal to approve, by way of an ordinary resolution, an amendment to the Trust Agreement, to permit the Company, following the effective date of the Trust Interest Withdrawal Amendment, to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account equal to $0.10 for each outstanding Class A Ordinary Share held by a Public Shareholder that is not redeemed and remains outstanding immediately following the effective date of this amendment, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the Trust Interest Withdrawal Amendment.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,362,114	3,664,838	0	0

Proposal 6 – Adjournment Proposal

In connection with the Meeting, the Company solicited proxies with respect to a proposal to adjourn the Meeting, to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of proposals 1 – 5. Because the Company’s shareholders approved proposals 1 - 5 at the Meeting, the adjournment proposal was not submitted to the shareholders.

The foregoing descriptions of the Extension Amendment, the Trust Interest Withdrawal Amendment, the Name Change Amendment, and the Fairness Opinion Amendment are qualified in their entirety by reference to, Amendment No. 1 to Amended and Restated Memorandum and Articles of Association of Velos Acquisition I Corp., a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In connection with the Meeting, shareholders holding an aggregate of 12,455,589 Class A Ordinary Shares exercised their right to redeem their shares for approximately $10.88 per share from the funds held in the Company’s Trust Account, leaving approximately $177,286,938 in cash in the Trust Account after satisfaction of such redemptions. Following such redemptions, the Company had an aggregate of 23,481,911 Ordinary Shares outstanding, of which 16,294,411 were Class A Ordinary Shares and 7,187,500 were Class B Ordinary Shares.

Following the redemptions in connection with the Meeting, on July 20, 2026 the Sponsor converted 7,187,500 of its Class B Ordinary Shares into Class A Ordinary Shares, that are not “Public Shares” as defined in the Articles (such shares the “Converted Shares”). As such, as of the close of business on July 20, 2026 there were 23,481,911 Class A Ordinary Shares outstanding and no Shares of Class B Ordinary Shares outstanding.

Item 8.01. Other Events

In connection with shareholder approval of the Company’s name, the Company is also changing the trading symbol of its Class A Ordinary Shares, units (“Units”) consisting of one Class A Ordinary Share and one-half of one redeemable warrant, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share (“Warrants”), and Warrants, each of which is listed on the Nasdaq Stock Market LLC. The trading symbol for the Company’s Class A Ordinary Shares, Units, and Warrants, respectively, will change from MBAV, MBAVU, and MBAVW to VLOS, VLOSU, and VLOSW, respectively. The CUSIP and ISIN for each of the Class A Ordinary Shares, Units, and Warrants will remain the same. The marketplace effective date of trading under the new symbols is anticipated to be July 23, 2026.

On July 20, 2026, a total of 4,279,275 Converted Shares were sold to certain investors pursuant to separate Securities Purchase Agreements by and among each such investor, the Sponsor, ReserveOne, Inc., ReserveOne Holdings Inc. dated as of June 12, 2026 (the “Securities Purchase Agreements”). Additionally, on July 20, 2026, the Sponsor transferred to certain investors pursuant to separate Voting Support and Non-Redemption Agreements dated as of June 12, 2026 (the “Voting and Non-Redemption Agreements”) by and among each such investor, the Company, the Sponsor, ReserveOne, Inc., ReserveOne Holdings Inc. (each investor entering into a Voting and Non-Redemption Agreement, a “Voting and Non-Redemption Shareholder”), a total of 7,612,155 private placement warrants (the “Private Placement Warrants”) held by the Sponsor in consideration for each Voting and Non-Redemption Shareholder’s agreement to vote in favor of, and hold and not redeem its Class A Shares in connection with, the approval and adoption of the Extension Amendment, the Trust Interest Withdrawal Amendment, the Name Change Amendment, the Fairness Opinion Amendment and the Trust Agreement Amendment at the Meeting.

More information about the Securities Purchase Agreements and the Voting and Non-Redemption Agreements may be found by reference to Item 1.01 of the Company’s current report on Form 8-K filed June 12, 2026.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amendment No. 1 to Amended and Restated Memorandum and Articles of Association of Velos Acquisition I Corp.
10.1	Amendment 1 to the Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company as the Trustee, dated July 17, 2026.
10.2	Promissory Note, dated July 21, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VELOS ACQUISITION I CORP., formerly M3-BRIGADE ACQUISITION V CORP.

Dated: July 21, 2026	/s/ Thomas Boychuk
Thomas Boychuk
Chief Financial Officer